SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              SEPTEMBER 21, 2000
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                    ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-9818                  13-3434400
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(State or other jurisdiction of       (Commission            (I.R.S. Employer
incorporation or organization)        File Number)        Identification Number)


1345 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK                     10105
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   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code              212-969-1000
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Item 1.  CHANGES IN CONTROL OF REGISTRANT

                  Not applicable.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  Not applicable.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

                  Not applicable.

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not applicable.

Item 5.  OTHER EVENTS

                  On September 21, 2000 a wholly-owned subsidiary of Alliance Capital Management L.P. ("Partnership") purchased 1,000,000 units of Alliance Capital Management Holding L.P. ("Alliance Holding") for $51,431,300 in a private transaction. The Alliance Holding units will be used to fund awards to be granted under a new deferred compensation plan to be established in connection with the Partnership's acquisition of the business of Sanford C. Bernstein Inc. and under the Partnership's existing deferred compensation plan, known as the Alliance Partners Compensation Plan. The acquisition is scheduled to close on October 2, 2000.

Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                  Not applicable.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements of Businesses Acquired

                           None.

                  (b)      Pro Forma Financial Information

                           None.

                  (c)      Exhibits

                           None.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.

Dated: September 21, 2000               By:    Alliance Capital Management
                                               Corporation, General Partner


                                        By:    /s/ DAVID R. BREWER, JR.
                                               ---------------------------------
                                               David R. Brewer, Jr.
                                               Senior Vice President and
                                               General Counsel



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